EXHIBIT 32



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


              In connection with the Quarterly Report of Ulticom, Inc. (the "Company") on Form 10-Q for the period ended July 31, 2003 (the "Report"), I, Shawn K. Osborne, President and Chief Executive Officer of the Company and I, Mark A. Kissman, Vice President of Finance and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ Shawn K. Osborne
                                               ---------------------------------
                                               Shawn K. Osborne
                                               President and
                                               Chief Executive Officer
                                               September 12, 2003


                                              /s/ Mark A. Kissman
                                              ----------------------------------
                                              Mark A. Kissman
                                              Vice President of Finance and
                                              Chief Financial Officer
                                              September 12, 2003